UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     September 22, 2005
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code                      (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Second Amendment to Agreement and Plan of Merger
Press Release
Email Communication to Employees

Item 1.01 Entry into a Material Definitive Agreement
On September 22, 2005, Beverly Enterprises, Inc. (the “Company”) entered into a Second Amendment to Agreement and Plan of Merger (the “Second Amendment”) with North American Senior Care, Inc. (“NASC”), NASC Acquisition Corp., a wholly-owned subsidiary of NASC (“Merger Sub”), and SBEV Property Holdings LLC (“SBEV”). The Second Amendment, among other things, (i) broadens the definition of a “Superior Proposal” pursuant to which the Company would be permitted to terminate the Agreement; (ii) extends until October 21, 2005, the time period for the Parent Group to file its applications for Government Consents, provide updated Debt Commitment Letters and provide the required Solvency Opinion; (iii) extends until November18, 2005, the time period for Parent to provide an updated Equity Commitment Letter, and an additional good faith deposit in the amount of $50,000,000; (iv) increases the Initial BIF Deposit by $3,000,000; and (v) suspends the Company’s covenant not to solicit other transactions until Parent has deposited the additional good faith deposit and provided the updated Solvency Opinion and Debt Commitment Letters.
The parties’ obligations are subject to other conditions of closing, each as set forth in the Agreement and Plan of Merger dated as of August 16, 2005, by and among the Company, NASC, Merger Sub and SBEV, as amended (the “Agreement”). The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein. Undefined capitalized terms used above have the meanings set forth in the Agreement.
Item 8.01 Other Events
On September 23, 2005, the Company issued a press release, a copy of which is attached hereto and incorporated herein by reference, announcing the execution of the Second Amendment. On September 23, 2005, the Company issued an email communication to its employees, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing the execution of the Second Amendment.
Item 9.01 Financial Statements and Exhibits
(a) Exhibits

Exhibit No.	Exhibit

2.1	Second Amendment to Agreement and Plan of Merger, dated as of September 22, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated September 23, 2005

99.2	Email Communication to Employees, dated September 23, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005	BEVERLY ENTERPRISES, INC.
	By:	/s/ Pamela H. Daniels
		Name:	Pamela H. Daniels
		Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Second Amendment to Agreement and Plan of Merger, dated as of September 22, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated September 23, 2005

99.2	Email Communication to Employees, dated September 23, 2005